Exhibit 10.4

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 22, 2015 (the “Agreement”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Company”), the Australian Borrowers, the Canadian Borrowers, the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Third Amended and Restated Credit Agreement dated as of October 30, 2013 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth in Section 1 below; and

WHEREAS, the Lenders have agreed to provide the requested amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Credit Agreement is hereby amended as follows:

(a) The definition of “Alternative Currency Sublimit” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Alternative Currency Sublimit” means an amount equal to the Aggregate Revolving Commitments. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

(b) In the definition of “Consolidated EBIT” set forth in Section 1.01 of the Credit Agreement, the reference to “2.0 to 1.0” in the proviso thereto is hereby replaced with a reference to “1.25 to 1.0”.

(c) In the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement, the reference to “2.0 to 1.0” in the proviso thereto is hereby replaced with a reference to “1.25 to 1.0”.

(d) In Section 1.01 of the Credit Agreement, the following proviso is hereby added at the end of the definition of “Eurocurrency Rate”:

“; provided, further, that, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.

(e) The following definition of “First Amendment” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Third Amended and Restated Credit Agreement among the Borrowers, the Guarantors, the Lenders party thereto and Bank of America, N.A. as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer, dated as of April 22, 2015.

(f) In Section 1.01 of the Credit Agreement, clause (b) of the definition of “Interest Period” is hereby amended and restated in its entirety to read as follows:

(b) any Interest Period (other than a one week Interest Period) that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(g) In Section 1.01 of the Credit Agreement, the definition of “Loan Notice” is hereby amended and restated in its entirety to read as follows:

“Loan Notice” means a notice of (a) a Borrowing of Revolving Loans, (b) a conversion of Loans from one Type to the other or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A, or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) and reasonably acceptable to the Company, appropriately completed and signed by a Responsible Officer of the applicable Borrower.

(h) In Section 1.01 of the Credit Agreement, the definition of “Responsible Officer” is hereby amended and restated in its entirety to read as follows:

“Responsible Officer” means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer, assistant treasurer, general counsel, secretary or assistant secretary or, with respect to any Australian Borrower or Canadian Borrower (other than the Canadian FinanceCo Borrower), a director, of a Loan Party, or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

(i) The following subsection (h) is hereby added to Section 3.01, immediately following subsection (g):

(h) For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of the First Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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(j) Section 7.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b) (or not later than the last day allowed for delivery of the applicable financial statements pursuant to Sections 7.01(a) and (b), respectively), a duly completed Compliance Certificate signed by a Responsible Officer of the Company;

(k) Section 7.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b) (or not later than the last day allowed for delivery of the applicable financial statements pursuant to Sections 7.01(a) and (b), respectively), any budget of the Company and its Subsidiaries which has been approved by the board of directors of the Company;

(l) Section 7.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) concurrently with the delivery of the financial statements referred to in Section 7.01(a) (or not later than the last day allowed for delivery of the applicable financial statements pursuant to Section 7.01(a)), a certificate of a Responsible Officer of the Company containing information regarding the amount of all Dispositions, Involuntary Dispositions, Debt Issuances, Equity Issuances and Acquisitions, in any one instance exceeding $15,000,000, that occurred during the period covered by such financial statements;

(m) Section 7.02(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g) concurrently with the delivery of the financial statements referred to in Section 7.01(a) (or not later than the last day allowed for delivery of the applicable financial statements pursuant to Section 7.01(a)), (i) a certificate of a Responsible Officer of the Company listing (A) all registration numbers for all patents, trademarks, service marks, trade names and copyrights awarded to any Loan Party by the United States Copyright Office or the United States Patent and Trademark Office since the last day of the immediately preceding fiscal period and (B) all patent applications, trademark applications, service mark applications, trade names and copyrights awarded to any Loan Party by the United States Copyright Office or the United States Patent and Trademark Office since the last day of the immediately preceding fiscal period and the status of such application, and (ii) attaching the insurance binder or other evidence of insurance for any insurance coverage of the Company or any Subsidiary that was renewed, replaced or modified during the period covered by such financial statements.

(n) In Section 8.02(k) of the Credit Agreement, the reference to “2.0 to 1.0” is hereby replaced with a reference to “1.25 to 1.0”.

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(o) Section 8.03(e)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“obligations of any Borrower or any Subsidiary under surety bonds provided in the ordinary course of business (and indemnity and reimbursement obligations related thereto),”.

(p) In Section 8.03(m) of the Credit Agreement, the reference to “2.0 to 1.0” is hereby replaced with a reference to “1.25 to 1.0”.

(q) Section 11.06(f) of the Credit Agreement is hereby deleted in its entirety and replaced with:

(f) [reserved];

(r) The following new Section 11.22 of the Credit Agreement is hereby added immediately following Section 11.21:

11.22 Electronic Execution of Assignments and Other Documents.

The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, any L/C Issuer, any Loan Party nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, such L/C Issuer, such Loan Party or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

2. Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent.

3. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

(b) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Agreement.

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(c) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d) The Borrowers and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(e) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or digital/electronic transmission (e.g., PDF format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

QSI FINANCE (AUSTRALIA) PTY. LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE V (US), LLP, a Delaware limited liability partnership

	By:	QSI FINANCE IV (CANADA) ULC, its managing partner

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

GUARANTORS:	1 DIAMOND, LLC
AMERICAN INTERNATIONAL MARITIME LOGISTICS, LLC
CONAM CONSTRUCTION CO.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
ENERGY CONSTRUCTION SERVICES, INC.
FIVE POINTS CONSTRUCTION CO.
FUELING SYSTEMS CONTRACTORS, LLC
HARGRAVE POWER, INC.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE FI, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE, LLC
INFRASOURCE SERVICES, LLC
INFRASOURCE TRANSMISSION SERVICES COMPANY
INFRASOURCE UNDERGROUND CONSTRUCTION, INC.
INFRASOURCE UNDERGROUND SERVICES CANADA, INC.
INLINE DEVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IONEARTH, LLC
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
J.W. DIDADO ELECTRIC, LLC
LAZY Q RANCH, LLC
MANUEL BROS., INC.
MEARS CONSTRUCTION, LLC
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
MERCER SOFTWARE SOLUTIONS, LLC
MICROLINE TECHNOLOGY CORPORATION
M.J. ELECTRIC, LLC
NORTH SKY ENGINEERING, INC.
NORTHSTAR ENERGY SERVICES
NOVA EQUIPMENT LEASING, LLC
NOVA GROUP, INC.
NOVA NEXTGEN SOLUTIONS, LLC
PAR ELECTRICAL CONTRACTORS, INC.
PERFORMANCE ENERGY SERVICES, L.L.C.
POTELCO, INC.
POWERSTREAM, LLC
PRICE GREGORY CONSTRUCTION, INC.
PRICE GREGORY INTERNATIONAL, INC.
PRICE GREGORY SERVICES, LLC
PROBST ELECTRIC, INC.
PWR FINANCIAL COMPANY

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

PWR NETWORK, LLC
QPS ENGINEERING, LLC
QSI, INC.
QUANTA ASSET MANAGEMENT LLC
QUANTA CAPITAL SOLUTIONS, INC.
QUANTA DELAWARE, INC.
QUANTA ELECTRIC POWER SERVICES, LLC
QUANTA ENERGY SERVICES, LLC
QUANTA FIBER NETWORKS, INC.
QUANTA FIELD SERVICES, LLC
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA HOLDINGS I GP, LLC
QUANTA INTERNATIONAL SERVICES, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA MARINE SERVICES, LLC
QUANTA PIPELINE SERVICES, INC.
QUANTA POWER, INC.
QUANTA POWER GENERATION, INC.
QUANTA SERVICES CONTRACTING, INC.
QUANTA TECHNOLOGY, LLC
QUANTA UTILITY INSTALLATION COMPANY, INC.
REALTIME ENGINEERS, INC.
REALTIME UTILITY ENGINEERS, INC.
RMS HOLDINGS, LLC
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
SUMMIT LINE CONSTRUCTION, INC.
SUMTER UTILITIES, INC.
SUNESYS, LLC
SUNESYS OF MASSACHUSETTS, LLC
SUNESYS OF VIRGINIA, INC.
T.G. MERCER CONSULTING SERVICES, INC.
THE RYAN COMPANY, INC.
TOM ALLEN CONSTRUCTION COMPANY
TOTAL QUALITY MANAGEMENT SERVICES, LLC
UNDERGROUND CONSTRUCTION CO., INC.
UTILIMAP CORPORATION
UTILITY LINE MANAGEMENT SERVICES, INC.
UTILITY LOCATE AND MAPPING SERVICES, INC.
VCS SUB, INC.
WINCO, INC.

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CAN-FER UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

MEARS/CPG, LLC,

By:	Mears Group, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

QUANTA ASSOCIATES, L.P.

By:	Quanta Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President – Finance and Treasurer

QUANTA RECEIVABLES, LP

By:	PWR Network, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Henry Pennell
	Name:	Henry Pennell
	Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Adam Rose
	Name:	Adam Rose
	Title:	Senior Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ John Kushnerick
	Name:	John Kushnerick
	Title:	Executive Director

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	HSBC BANK USA, N.A.

	By:	/s/ Sarah S. Knudsen
	Name:	Sarah S. Knudsen
	Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Christopher Keenan
	Name:	Christopher Keenan
	Title:	Assistant Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	CITIBANK, N.A.

	By:	/s/ Cynthia Goodwin
	Name:	Cynthia Goodwin
	Title:	Senior Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Don Backer
	Name:	Don Backer
	Title:	Senior Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BANK OF MONTREAL

	By:	/s/ John Armstrong
	Name:	John Armstrong
	Title:	Director

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	COMPASS BANK

	By:	/s/ Frank Carvelli
	Name:	Frank Carvelli
	Title:	Senior Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Allison Burgun
	Name:	Allison Burgun
	Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BOKF, NA DBA BANK OF TEXAS

	By:	/s/ H.M. Sultanik
	Name:	H.M. Sultanik
	Title:	Senior Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Elizabeth Willis
	Name:	Elizabeth Willis
	Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	THE BANK OF TOKYO MITSUBISHI UFJ, LTD.

	By:	/s/ Mark Maloney
	Name:	Mark Maloney
	Title:	Authorized Signatory

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	WELLS FARGO BANK, NA

	By:	/s/ Greg Crowe
	Name:	Greg Crowe
	Title:	Senior Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ Kelly Nash
	Name:	Kelly Nash
	Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.

LENDERS:	SUMITOMO MITSUI BANKING CORPORATION

	By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED LOAN AGREEMENT

QUANTA SERVICES, INC.